Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated May 23, 2008
to Prospectus Dated February 1, 2008

The following information supplements and amends the information in the Prospectus regarding Security Equity Fund Alpha Opportunity Series (the "Fund"):

At a meeting held on May 9, 2008, the Board of Directors approved the following changes with respect to the Fund:

  The creation of a third investment sub-portfolio pursuing a global long/short strategy;

  The reallocation of the Fund's assets among the two existing sub-portfolios and the new sub-portfolio;

  A change to permit the Fund to invest up to 50% of its assets in foreign securities;

  An amended investment management agreement, subject to shareholder approval, with Security Investors, LLC (the "Investment Manager"), providing for a fixed investment management fee payable at the annual rate of 1.25%, calculated monthly (i.e., 1/12th of 1.25%) on the basis of average net assets over the month during which the fee is calculated;

  A new sub-advisory agreement, subject to shareholder approval, between the Investment Manager and Security Global Investors, LLC ("SGI"), an affiliate of the Investment Manager, pursuant to which SGI would manage the new sub-portfolio of the Fund; and

  An amendment to the terms of the current sub-advisory contract between the Investment Manager and Mainstream Investment Advisers, LLC ("Mainstream") to provide for a fixed investment sub-advisory fee to manage the sub-portfolio allocated to Mainstream.

Shareholders who own shares of the Fund as of the close of business on June 9, 2008 will receive detailed information regarding the proposals relating to (i) the amended investment management agreement and (ii) the new sub-advisory agreement with SGI and will be asked to vote on the proposals at a special meeting to be held on or about August 5, 2008. A proxy statement is expected to be mailed on or about June 16, 2008.

If shareholders approve the two proposals, effective on or about August 18, 2008, the changes to the principal investment strategies of the Fund discussed above would be implemented, and the Prospectus will be supplemented and amended as follows:

The section titled "Principal Investment Strategies" for the Fund would be replaced in its entirety to reflect substantially the following strategies:

The Fund pursues its objective by investing, under normal market conditions, approximately 37.5% of its total assets according to a long/short strategy with an emphasis on securities of domestic issuers managed by Mainstream Investment Advisers, LLC ("Mainstream" and the "Mainstream Sub-Portfolio"), one of the Fund's sub-advisers, 37.5% of its total assets according to a long/short strategy with an emphasis on securities of non-U.S. issuers managed by Security Global Investors, LLC ("SGI" and the "SGI Sub-Portfolio"), another of the Fund's sub-advisers, and 25% of its total assets, managed directly by the Investment Manager, in a portfolio of equity securities, equity derivatives and fixed income securities (the "Investment Manager Sub-Portfolio") that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). Mainstream, SGI and the Investment Manager each manages its allocation of the Fund's assets according to its respective strategy, and their trading decisions are made independently.

"Alpha" in the Fund's name refers to the potential for the Fund's portfolio to achieve returns that are favorable relative to the amount of risk taken. Of course, there is no guarantee that the Fund will achieve its objective of long-term growth of capital, and an investment in the Fund involves significant risk.

The Fund has a target allocation of approximately 37.5% of total assets in the Mainstream Sub-Portfolio, 37.5% of the total assets in the SGI Sub-Portfolio and 25% of total assets in the Investment Manager Sub-Portfolio to be managed in accordance with the respective strategies of each sub-portfolio. All daily cash inflows and outflows will be allocated to the Investment Manager Sub-Portfolio of the Fund. Approximately once a month, the Investment Manager will review the allocations in each of the sub-portfolios. When the Investment Manager Sub-Portfolio is greater than 25% or less than 15% of the Fund's total assets, the Investment Manager usually will rebalance the Fund's portfolio by reallocating the assets among the sub-portfolios so that the Fund returns to the target allocation. The Investment Manager will also usually rebalance the SGI and Mainstream Sub-Portfolios of the Fund when the difference between those sub-portfolios is more than 10% of the Fund's total assets so that the percentage of the Fund's total assets in each of the Mainstream and SGI Sub-Portfolios returns to approximately 37.5%.

The Fund may invest up to 50% of its net assets in foreign securities, not including ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks, which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Each of the Fund's sub-portfolios can invest in foreign securities although the SGI Sub-Portfolio will invest a larger portion of its assets in foreign securities so that the assets in the SGI Sub-Portfolio generally will be diversified among investments in a number of different countries throughout the world. The Fund may invest in issuers of any size, including small-capitalization issuers.

Under adverse or unstable market conditions, the Fund (or each of its sub-portfolios) could invest some or all of its assets in cash, repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Strategies of the Mainstream Sub-Portfolio. The Fund pursues its domestic long/short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds and other securities with equity characteristics. If there are an insufficient number of available securities meeting the purchase criteria of Mainstream, the Fund may also hold a portion of its assets in cash and money market instruments, and such holdings may be substantial. Dividend and interest income will be an incidental consideration. The Fund may engage in short sales of securities believed to be overvalued.

Mainstream seeks to identify individual stocks with solid underlying financial fundamentals, trading at levels representing value relative to the market generally. Mainstream uses technical and fundamental methods of analysis to choose stocks for the Fund's portfolio. The technical analyses used include a relative strength index ("RSI"), price moving averages and price relative to historical market averages.

Mainstream also uses bottom-up analysis by evaluating the 2,000 or so most actively traded stocks in the marketplace. The bottom-up analysis reviews stock prices in relationship to their stock price moving averages and ranks them by their RSIs. A purchase candidate is identified as a stock that is at fair value or undervalued to the marketplace. A sale candidate is identified as a stock that is expensive or overbought. These action candidates are then grouped by industry. Mainstream prefers that the candidates are concentrated in a particular industry. Mainstream also considers the industry and underlying financial fundamentals of the action candidates. Where the fundamentals are positive relative to their valuations, the stocks may be purchased. Stocks with high RSIs may be sold. Stocks with high RSIs and deteriorating fundamentals may be sold short.

A top-down evaluation of the stock and bond markets, primarily based on their RSIs, is also used. A high RSI may indicate that the marketplace is expensive or overbought; conversely, a low RSI may indicate that the marketplace is inexpensive or oversold. Mainstream uses the RSI in combination with an analysis of the short-term outlook for corporate earnings, interest rates, currencies and commodities to determine the overall stock to cash and long stock to short stock allocations.

Mainstream actively manages its portion of the Fund's portfolio and will buy and sell securities frequently. This active trading will increase the costs the Fund incurs and may increase the amount of tax an investor pays on the Fund's returns.

Strategies of the SGI Sub-Portfolio. The Fund pursues a global long/short strategy by holding long (purchasing) foreign and domestic common stocks or convertible stocks of companies SGI believes will outperform the market and by selling short those securities believed to be overvalued or expected to underperform the market.

SGI may also invest a portion of the Fund's assets in options, futures contracts and foreign currencies, which may be used to hedge its portion of the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. SGI may engage in short sales of securities believed to be overvalued or expected to underperform the market. SGI may also invest in emerging market countries.

SGI uses both quantitative and qualitative techniques to identify long and short investment opportunities. SGI's universe of securities begins with the 5,000 largest publicly traded companies globally. Through quantitative screening and fundamental analysis, SGI narrows the universe of securities to a list of long and short investment opportunities. SGI then builds a portfolio of securities designed to maximize the absolute returns of the sub-portfolio from SGI's selection methodology while working to maintain prudent risk controls.

SGI will consider buying a security that is not currently held in its sub-portfolio when the security candidate has passed through the research process and SGI believes that there is a potential for upside price movement over the following year with a return to risk ratio that meets SGI's criteria. In the case of a security already held in its sub-portfolio, SGI will consider adding to the position in the event the security has been unusually weak in the market based on SGI's analysis and SGI continues to believe that the one year price objective is valid. SGI will consider selling a security if SGI believes that the price objective is no longer valid. SGI may also reduce a position in its sub-portfolio with respect to a security if the position approaches its price objective and the risk/return is deteriorating. SGI makes additions and reductions in its portion of the Fund's portfolio and will buy and sell securities frequently. This active trading will increase the costs the Fund incurs and may increase the amount of tax an investor pays on the Fund's returns.

Strategies of the Investment Manager Sub-Portfolio. With respect to the portion of the Fund that it manages, the Investment Manager seeks investment returns that are similar to those of the S&P 500 Index by primarily investing in equity derivatives, such as futures contracts, options on futures contracts, and equity options. An equity derivative is a financial instrument whose value depends on, or is "derived" from, the value of an underlying asset or index, such as the S&P 500 Index. Using S&P 500 equity derivatives, the Investment Manager can obtain investment exposure to the S&P 500 Index equal to the net asset value of the portion of the Fund that it manages with a fraction of the assets that would be needed to purchase an equivalent amount of equity securities directly. Getting magnified investment exposure on a small investment is referred to as "leverage," and it can increase the volatility of the Fund's performance. However, because the Fund ultimately is responsible for the entire amount of the investment exposure under an equity derivative, the Investment Manager will manage the remainder of its portion of the Fund so that any leverage achieved through equity derivatives is completely offset by other investments. While there are a number of ways of offsetting the leverage achieved through equity derivatives, the Investment Manager generally will do so by investing in fixed income securities in an amount sufficient to meet the Fund's obligations under the equity derivatives.

The Investment Manager actively manages the fixed income securities with a view toward enhancing the Fund's total return and recouping some of the transaction and financing costs associated with investing in equity derivatives, which are reflected in the operating costs of the Fund. The Fund's overall portfolio duration for its investments in fixed income securities is normally not expected to exceed one year. The fixed income securities in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities of U.S. issuers, including mortgage backed and other asset-backed securities; and bank certificates of deposit, fixed time deposits and bankers' acceptances.

Although the Investment Manager does not normally invest this portion of the Fund's portfolio directly in S&P 500 securities, when equity derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest in a "basket" of S&P 500 stocks. The S&P 500 Index is a well known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return of the S&P 500 Index itself. The Investment Manager may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500 Index. The Fund may also invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor's Depositary Receipts.

The table under "Principal Risks" would be updated to indicate that, in addition to those already listed, the principal risks of the Fund may also include emerging markets risk.

The information in the "Annual Fund Operating Expenses" table and the "Example" tables relating to the Fund would be updated as follows to reflect the new fixed investment management fee paid by the Fund to the Investment Manager:

Alpha Opportunity Fund*	Class A	Class B	Class C
Management fee	1.25%	1.25%	1.25%
Distribution (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.73%	0.69%	0.70%
Total Annual Fund Operating Expenses	2.23%	2.94%	2.95%
Fee Reduction(1)	(0.28)%	(0.24)%	(0.25)%
Net Expenses	1.95%	2.70%	2.70%
*Amounts are based on fees and expenses for the fiscal year ended September 30, 2007, restated to show new management fees.

  The Investment Manager has contractually agreed through January 31, 2010 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) ("Operating Expenses") of the Fund to 1.95% for Class A shares and 2.70% for Class B and C shares. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Operating Expenses are less than the indicated percentages.

You would pay the following expenses if you redeemed your shares at the end of each period.

	1 Year	3 Years	5 Years	10 Years
Class A	$762	$1,152	$1,567	$2,719
Class B	773	1,138	1,630	2,851
Class C	373	838	1,430	3,032

You would pay the following expenses if you did not redeem your shares.

	1 Year	3 Years	5 Years	10 Years
Class A	$762	$1,152	$1,567	$2,719
Class B	273	838	1,430	2,851
Class C	273	838	1,430	3,032

In the section titled "Management Fees," the management fee for the Fund and corresponding footnote in the table would be replaced in their entirety by the following:

Alpha Opportunity Fund	1.25%

In the section titled "Management Fees," the current discussion of the management fee for the Fund following the table would be deleted, and in the section titled "Sub-Advisers," the fourth full paragraph in that section would be deleted in its entirety and replaced with the following:

The Investment Manager has engaged Security Global Investors, LLC ("SGI"), Two Embarcadero Center, Suite 2350, San Francisco, California 94111, to provide investment advisory services to Global Fund and a portion of Alpha Opportunity Fund. SGI has operated as an investment sub-adviser to Global Fund since August 2007 and Alpha Opportunity Fund since August 2008. SGI managed more than $481.8 million in assets as of March 31, 2008. SGI is a wholly owned subsidiary of Security Benefit Life Insurance Company, which in turn is controlled by Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI is an affiliate of the Investment Manager. Together, SGI and the Investment Manager operate as Security Global Investors, the investment advisory arm of Security Benefit Corporation.

In the section titled "Portfolio Managers," the following information would be added under the "Alpha Opportunity Fund:"

John Boich, Head of Global Equity of SGI, has a track record in global equity investing that dates back to 1990. Prior to joining SGI in June 2007, Mr. Boich founded Avera Global Partners, L.P. ("Avera") in August 2001 where he served as Chief Investment Officer until June 2007. Prior to founding Avera, he was a founding partner and senior portfolio manager in the global equities division of Montgomery Asset Management. In this capacity, Mr. Boich spent eight years directing research and investment decisions for Montgomery Asset Management's $4 billion global and international mandates. Prior to joining Montgomery Asset Management in March 1993, he was an analyst and portfolio manager at The Boston Company Institutional Investor Inc. where he led the development and subsequent management of the flagship international equity product. Mr. Boich holds a Bachelor of Arts degree in Economics from the University of Colorado and is a Chartered Financial Analyst charterholder.

Scott F. Klimo, Portfolio Manager at SGI, joined SGI in June 2007. Mr. Klimo was a portfolio manager of Avera from October 2001 until he joined SGI in June 2007. Prior to joining Avera, he worked as a senior international analyst for Founders Asset Management in Denver from December 1999 to September 2001, focusing on consumer durables and non-durables, telecommunications and telecom equipment. Before joining Founders, Mr. Klimo was an assistant portfolio manager for the State of Wisconsin Investment Board from May 1998 to November 1999, where he helped manage a $4 billion international portfolio with a value-oriented investment style. He began his investment career in 1987 as an analyst for Crosby Securities in Hong Kong, before progressing to Thailand Research Director for Smith New Court Far East. Mr. Klimo graduated from Hamilton College with a Bachelor of Arts degree in Asian Studies and immediately left for Asia, where he spent the next eleven years. He is a Chartered Financial Analyst charterholder.

David Whittall, Portfolio Manager at SGI, joined SGI in June 2007. Mr. Whittall was a portfolio manager of Avera from March 2004 until June 2007. Prior to joining Avera, Mr. Whittall was senior vice president and the senior international equity salesman at HSBC in San Francisco from January 2003. Prior to HSBC, he was a vice president at JP Morgan and their senior European equity salesman in San Francisco from May 2001 to October 2002. Before his work in international equity sales, Mr. Whittall spent seven years at Montgomery Asset Management where he was a senior analyst, portfolio manager and principal. Mr. Whittall graduated from UC Berkeley with a Bachelor of Arts degree in Asian Studies. He spent one year as a UC Regent's scholar at Beijing University in the People's Republic of China.

Please Retain This Supplement For Future Reference

Security Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated May 23, 2008
to the Statement of Additional Information Dated February 1, 2008

The following information supplements and amends the information in the Statement of Additional Information (the "SAI") regarding Security Equity Fund Alpha Opportunity Series (the "Fund"):

At a meeting held on May 9, 2008, the Board of Directors approved the following changes with respect to the Fund:

  The creation of a third investment sub-portfolio pursuing a global long/short strategy;

  The reallocation of the Fund's assets among the two existing sub-portfolios and the new sub-portfolio;

  A change to permit the Fund to invest up to 50% of its assets in foreign securities;

  An amended investment management agreement, subject to shareholder approval, with Security Investors, LLC (the "Investment Manager"), providing for a fixed investment management fee payable at the annual rate of 1.25%, calculated monthly (i.e., 1/12th of 1.25%) on the basis of average net assets over the month during which the fee is calculated;

  A new sub-advisory agreement, subject to shareholder approval, between the Investment Manager and Security Global Investors, LLC ("SGI"), an affiliate of the Investment Manager, pursuant to which SGI would manage the new sub-portfolio of the Fund; and

  An amendment to the terms of the current sub-advisory contract between the Investment Manager and Mainstream Investment Advisers, LLC ("Mainstream") to provide for a fixed investment sub-advisory fee to manage the sub-portfolio allocated to Mainstream.

Shareholders who own shares of the Fund as of the close of business on June 9, 2008 will receive detailed information regarding the proposals relating to (i) the amended investment management agreement and (ii) the new sub-advisory agreement with SGI and will be asked to vote on the proposals at a special meeting to be held on or about August 5, 2008. A proxy statement is expected to be mailed on or about June 16, 2008.

If shareholders approve the two proposals, effective on or about August 18, 2008, the changes to the principal investment strategies of the Fund discussed above would be implemented, and the SAI will be supplemented and amended accordingly.

Please Retain This Supplement For Future Reference